SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C.  20549



                                 _______________




                                     FORM 8-K



                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  June 14, 1996
                          _____________________________
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                           CENTER FINANCIAL CORPORATION
                          ______________________________
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 Connecticut         0-26384        06-1260924
                _____________      ___________    ______________
              (STATE OR OTHER      (COMMISSION    (IRS EMPLOYER
              JURISDICTION OF     FILE NUMBER)  IDENTIFICATION NO.)
               INCORPORATION)


                     60 North Main Street
                    Waterbury, Connecticut         06702
                 ____________________________    _________
               (ADDRESS OF PRINCIPAL             (ZIP CODE)
                      EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (203) 578-7000





         ITEM 5.   OTHER EVENTS.

                   On June 14, 1996, Center Financial Corporation, a Connecticut corporation (the "Company"), entered into an Agreement and Plan of Mergers (the "Merger Agreement") with its wholly-owned subsidiary, Centerbank (the "Bank"), First Union Corporation, a North Carolina corporation ("First Union") and First Union Bank of Connecticut, a subsidiary of First Union ("FUB-CT"). Pursuant to the Merger Agreement, the Company will merge with and into First Union (the "Merger"). Thereafter, the Bank will merge with and into FUB-CT. As a result of the Merger, the each outstanding share of the Company's common stock, par value $1.00 per share ("Company Common Stock") (other than shares with respect to which dissenters' rights of appraisal have been perfected), will be converted into that number of shares of common stock of First Union ("First Union Common Stock") equal to the result obtained by dividing (A) $25.44 by (B) the average of the daily closing price of First Union Common Stock as reported on the Composite Transactions tape of the New York Stock Exchange, Inc. ("NYSE") reporting system for the ten consecutive trading days on which such shares are traded on the NYSE ending on the last trading day prior to the effective date of the Merger, as reported in the Wall Street Journal. The Merger is conditioned upon, among other things, approval by shareholders of the Company, and upon certain regulatory approvals. A copy of the Merger Agreement is attached as Exhibit 1 hereto and is incorporated herein by reference.

                   As a condition to the Merger Agreement, the Company and First Union on June 15, 1996 entered into a Stock Option Agreement between the Company, as issuer, and First Union, as grantee (the "Stock Option Agreement"), pursuant to which the Company granted First Union the right, upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of the outstanding shares of Company Common Stock at a price of $22.875 per share. A copy of the Stock Option Agreement is attached as Exhibit 2 hereto, and is incorporated herein by reference.

                   A copy of the Press Release, dated June 17, 1996, is-sued by the Company and First Union relating to the Merger is attached as Exhibit 3 hereto and is incorporated herein by reference.

                   Effective June 14, 1996, the Company amended its Rights Agreement, dated as of July 7, 1995, with the effect of exempting the Merger, the Merger Agreement, the Stock Option Agreement, and the events and the transactions contemplated thereby from the Rights Agreement. The amendment to the Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference.






         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (b)  Exhibits

                   1. Agreement and Plan of Mergers, dated as of June 14, 1996, by and among the Company, the Bank, First Union and FUB-CT.

                   2. Stock Option Agreement dated as of June 15, 1996, by and between the Company, as issuer, and First Union, as grantee.

                   3. Press Release, dated June 17, 1996, relating to transactions with First Union.

                   4.   Amendment, dated as of June 14, 1996,
                        to the Rights Agreement, dated as of July 7, 1995, between the Corporation and Mellon Bank, National Association, as rights agent.






                                    SIGNATURES


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly au-thorized.


                                       CENTER FINANCIAL CORPORATION



                                       By: /s/  Joseph Carlson
                                           --------------------
                                           Name:  Joseph Carlson
                                           Title: Vice President and Chief
                                                  Financial Officer


         Date:  June 19, 1996




























                                      EXHIBIT INDEX

         EXHIBIT                                                   SEQUENTIAL
           NO.          DESCRIPTION                                PAGE NUMBER



          1.            Agreement and Plan of Mergers, dated as
                        of June 14, 1996, by and among the
                        Company, the Bank, First Union and FUB-
                        CT.

          2.            Stock Option Agreement dated as of
                        June 15, 1996, by and between the
                        Company, as issuer, and First Union, as
                        grantee.

          3.            Press Release, dated June 17, 1996, re-
                        lating to transactions with First Union.

          4.            Amendment, dated as of June 14,
                        1996, to the Rights Agreement, dated as
                        of July 7, 1995, between the Corporation and Mellon Bank, National Association, as rights agent.